UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 3, 2005


                                BIONUTRICS, INC.
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             (Exact name of registrant as specified in its charter)


       Nevada                         0-22011                   86-0760991
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   (State or other            (Commission File Number)         (IRS Employer
   jurisdiction of                                           Identification No.)
   incorporation)


    2415 East Camelback Rd., Suite 700, Pheonix, AZ                  85016
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        (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (602) 508-0115


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 27, 2005, Bionutrics, Inc., a Nevada corporation (the "Registrant) entered into a Letter Agreement (the "Agreement") with Nostrum Pharmaceuticals, Inc. ("Nostrum") and Enem Nostrum Remedies Pvt. Ltd. ("Enem") regarding the Registrant's assumption of Nostrum's obligations to Enem. The Agreement provides that effective September 14, 2005 the Registrant assumed Nostrum's obligation to pay Enem $1,191,113.00 for its work in development of certain pharmaceutical products which were previously invoiced to Nostrum. The Agreement further provides that effective September 27, 2005 the Registrant assumed Nostrum's obligation to pay Enem $316,979.00 for its work in development of certain pharmaceutical products which were previously invoiced to Nostrum.

         In consideration of Bionutrics' assumption of the foregoing obligations, Nostrum agrees (i) that the assumption of the obligations and the payments to Enem shall be a credit against Bionutrics' obligation pursuant to
Section 3.2(c) of the Technology License Agreement dated as of March 16, 2005 between Nostrum and Bionutrics (the "License Agreement") to reimburse Nostrum for reasonable costs and expenses incurred in providing assistance to Bionutrics in the performance of its obligations under Article 3 and (ii) that set forth on Exhibit A hereto are the ten Generic Products and the first of the ten 505(b)(2) Products, which pursuant to Section 2.1(b) of the License Agreement shall be deemed to have been designated by Nostrum and Bionutrics as Products within the Three Year Period (in each case as defined in Article 1 of the License Agreement).

Item 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

                10.1 Letter Agreement, dated as of September 27, 2005 by and between Bionutrics, Inc., Nostrum Pharmaceuticals, Inc. and Enem Nostrum Remedies Pvt. Ltd.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: October 3, 2005

                                                BIONUTRICS, INC.

                                                By:     /s/ Ronald Howard Lane
                                                         -----------------------
                                                Name:   Ronald Howard Lane, PhD.
                                                Title:  President